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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):July 29, 1998


                       DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                        0-25400                        75-2421746
(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                   Identification
incorporation)                                                 Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                        75074
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (972) 881-4700

                                      NONE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On July 29, 1998, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.  Press Release dated July 29, 1998.



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DAISYTEK INTERNATIONAL CORPORATION



Dated: July 29, 1998              By:   /s/ THOMAS J. MADDEN
                                           Thomas J. Madden
                                           Chief Financial Officer,
                                           Chief Accounting Officer,
                                           Vice President - Finance





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                               INDEX TO EXHIBITS


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EXHIBIT                                                                                             PAGE
  NO.                         EXHIBIT                                                              NUMBER
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
 99.                   Press Release dated July 29, 1998 . . . . . . . . . . . .                     5
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